LONG-TERM INCENTIVE PLAN
                                       OF
                                 TRANSOCEAN INC.

                 (As Amended and Restated Effective May 8, 2003)


                                   I.  GENERAL

1.1     PURPOSE  OF  THE  PLAN

        The Long-Term Incentive Plan (the "Plan") of Transocean Inc., a Cayman Islands exempted company (the "Company"), is intended to advance the best interests of the Company and its subsidiaries by providing Directors and employees with additional incentives through the grant of options ("Options") to purchase ordinary shares, par value US $0.01 per share of the Company ("Ordinary Shares"), share appreciation rights ("SARs"), restricted Ordinary Shares ("Restricted Shares") and cash performance awards ("Cash Awards"), thereby increasing the personal stake of such Directors and employees in the continued success and growth of the Company.

1.2     ADMINISTRATION  OF  THE  PLAN

        (a) The Plan shall be administered by the Executive Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist of at least two Directors, all of whom (i) are not eligible for awards under Articles II and III of the Plan, (ii) are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) are outside directors satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto ("the Code"). The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall have no power or discretion to vary the amount or terms of awards under Article IV of the Plan, except as provided in Section 6.2. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

        (b) The Committee shall designate the eligible employees, if any, to be granted awards under Articles II and III and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.


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1.3     ELIGIBLE  PARTICIPANTS

        Employees, including officers, of the Company and its subsidiaries, and of partnerships or joint ventures in which the Company and its subsidiaries have a significant ownership interest as determined by the Committee (all of such subsidiaries, partnerships and joint ventures being referred to as "Subsidiaries") shall be eligible for awards under Articles II, III and V of the Plan. Directors who are not employees of the Company or its Subsidiaries shall not be eligible for awards under Articles II, III and V.

        Each Director of the Company who is not an officer or employee of the Company or any of its subsidiaries (an "Eligible Director") shall automatically be granted awards under Article IV of the Plan. Each Eligible Director to whom Options or SARs are granted under Article IV is hereinafter referred to as a "Participant."

1.4     AWARDS  UNDER  THE  PLAN

        Awards to employees under Articles II and III may be in the form of (i) Options to purchase Ordinary Shares, (ii) Share Appreciation Rights which may be either freestanding or issued in tandem with Options, (iii) Restricted Ordinary Shares, (iv) Supplemental Payments which may be awarded with respect to Options, Share Appreciation Rights and Restricted Ordinary Shares, or (v) any combination of the foregoing. Awards to employees under Article V will be in the form of performance awards payable in cash.

        Awards  to  Eligible  Directors under Article IV shall be in the form of
(i) Options to purchase Ordinary Shares and Supplemental Payments with respect thereto, or (ii) solely in the case of Eligible Directors residing in Norway, freestanding SARs.

1.5     SHARES  SUBJECT  TO  THE  PLAN

        The aggregate number of Ordinary Shares which may be issued with respect to awards made under Articles II and III shall not exceed 18,900,000 shares, reduced by the number of shares which have been issued pursuant to such Articles prior to January 31, 2001. Of such 18,900,000 shares, the aggregate number of Restricted Ordinary Shares which may be issued pursuant to Article III from and after January 31, 2001, shall not exceed 2,000,000 shares. In addition, the aggregate number of Ordinary Shares which may be issued with respect to awards made under Article IV shall not exceed 600,000, reduced by the number of shares which have been issued pursuant to such Article prior to January 31, 2001. At no time shall the number of shares issued plus the number of shares estimated by the Committee to be ultimately issued with respect to outstanding awards under the Plan exceed the number of shares that may be issued under the Plan. No employee shall be granted Share Options, freestanding Share Appreciation Rights, or Restricted Ordinary Shares, or any combination of the foregoing, with respect to more than 600,000 Ordinary Shares in any fiscal year (subject to adjustment as provided in Section 6.2). No employee shall be granted a Supplemental Payment in any fiscal year with respect to more than the number of Ordinary Shares covered by Share Options, freestanding Share Appreciation Rights or Restricted Ordinary Shares awards granted to such employee in such fiscal year. Shares distributed pursuant to the Plan may consist of


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authorized  but  unissued  shares or treasury shares of the Company, as shall be determined  from  time  to  time  by  the  Board  of  Directors.

        If  any  Option  under  the  Plan shall expire, terminate or be canceled
(including cancellation upon the holder's exercise of a related Share Appreciation Right) for any reason without having been exercised in full, or if any Restricted Ordinary Shares shall be forfeited to the Company, the unexercised Options and forfeited Restricted Ordinary Shares shall not count against the above limit and shall again become available for grants under the Plan (regardless of whether the holder of such Options or shares received dividends or other economic benefits with respect to such Options or shares). Ordinary Shares equal in number to the shares surrendered in payment of the option price, and Ordinary Shares which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for grants under the Plan. Only the number of Ordinary Shares actually issued upon exercise of a Share Appreciation Right or payment of a Supplemental Payment shall count against the above limit, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for grants under the Plan.

        Freestanding Shares Appreciation Rights which may be settled solely in cash shall be issued with respect to no more than an aggregate of 300,000 underlying shares. Such SARs shall not count against the limits set forth above on the number of Ordinary Shares which may be issued under the Plan. If any freestanding SAR shall expire, terminate, or be canceled for any reason without having been exercised in full, the unexercised SARs shall not count against this limit and shall again become available for grants under the Plan.

1.6     OTHER  COMPENSATION  PROGRAMS

        The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating Directors and employees of the Company and its subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.

                II.  SHARE OPTIONS AND SHARE APPRECIATION RIGHTS

2.1     TERMS  AND  CONDITIONS  OF  OPTIONS

        Subject to the following provisions, all Options granted under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

        (a) Option Price. The option price per share shall not be less than the fair market value of the Ordinary Shares (as determined by the Committee) on the date the Option is granted. Notwithstanding the foregoing, the option price per share with respect to any Option granted by the Committee within 90 days of the closing of the initial public offering of the Company's Ordinary Shares shall be at the initial public offering price for such Shares.


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        (b)  Term  of  Option.  The term of an Option shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.1(g) with respect to the death of an optionee. No Option shall be exercised after the expiration of its term.

        (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. The Committee shall have discretion to at any time declare all or any portion of the Options held by any optionee to be immediately exercisable. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

        (d) Payment for Shares. The Committee may authorize payment for shares as to which an Option is exercised to be made in cash, Ordinary Shares, by "cashless exercise" or in such other manner as the Committee in its discretion may provide.

        (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the optionee other than by will or by the laws of descent and distribution. During an optionee's lifetime, all Options shall be exercisable only by such optionee or by the guardian or legal representative of the optionee.

        (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

        (g) Termination of Employment. The Committee shall have discretion to specify in the Option grant or an amendment thereof, provisions with respect to the period during which the Option may be exercised following the optionee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any Option to be exercised beyond the term of the Option established pursuant to Section 2.1(b), except that the Committee may provide that, notwithstanding such Option term, an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for up to one year after the optionee's death.

        (h) Change of Control. Notwithstanding the exercisability schedule governing any Option, upon the occurrence of a Change of Control (as defined in Section 6.10) all Options outstanding at the time of such Change of Control and held by optionees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the optionee agrees otherwise in writing, shall remain exercisable for the remainder of the Option term.

2.2     SHARE  APPRECIATION  RIGHTS  IN  TANDEM  WITH  OPTIONS

        (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Share Appreciation Rights with respect to all or any portion of the Ordinary Shares covered by such Option. A tandem Share Appreciation Right may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a tandem Share Appreciation Right is exercised, the Option to which it relates shall cease to be exercisable to the extent of the


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
number of shares with respect to which the tandem Share Appreciation Right is exercised. Similarly, when an Option is exercised, the tandem Share Appreciation Rights relating to the shares covered by such Option exercise shall terminate. Any tandem Share Appreciation Right which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

        (b) Upon exercise of a tandem Share Appreciation Right, the holder shall receive, for each share with respect to which the tandem Share Appreciation Right is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of an Ordinary Share on the date of exercise of the Share Appreciation Right exceeds the option price per share of the Option to which the tandem Share Appreciation Right relates. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the consolidated reporting system. The Appreciation shall be payable in cash, Ordinary Shares, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the tandem Share Appreciation Right.

        (c) Notwithstanding the foregoing, if a tandem Share Appreciation Right is exercised within 60 days of the occurrence of a Change of Control, (i) the Appreciation and any Supplemental Payment (as defined in Section 2.4) to which the holder is entitled shall be payable solely in cash, and (ii) in addition to the Appreciation and the Supplemental Payment (if any), the holder shall receive, in cash, (1) the amount by which the greater of (a) the highest market price per Ordinary Share during the 60-day period preceding exercise of the tandem Share Appreciation Right or (b) the highest price per Ordinary Share (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change of Control, exceeds the fair market value of an Ordinary Share on the date of exercise of the tandem Share Appreciation Right, plus (2) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

2.3     FREESTANDING  SHARE  APPRECIATION  RIGHTS

        The Committee may grant Freestanding Share Appreciation Rights to employees of the Company and its Subsidiaries, in such form and having such terms and conditions as the Committee, in its discretion, may from time to time determine, subject to the following provisions.

        (a) Base Price and Appreciation. Each freestanding SAR shall be granted with a base price, which shall not be less than the fair market value of the Ordinary Shares (as determined by the Committee) on the date the SAR is granted. Upon exercise of a freestanding SAR, the holder shall receive, for each share with respect to which the SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of an Ordinary Share on the date of exercise of the SAR exceeds the base price of the SAR. For purposes of the preceding sentence, the fair market value


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of  an  Ordinary  Share  shall be the average of the high and low prices of such share  as  reported  on  the  New  York  Stock  Exchange  composite  tape.  The
Appreciation shall be payable in cash and shall be paid within 30 days of the exercise of the SAR.

        (b) Term of SAR. The term of a freestanding SAR shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.3(f) with respect to the death of the grantee. No SAR shall be exercised after the expiration of its term. Any freestanding SAR which is outstanding on the last day of its term (as such term may be extended pursuant to Section 2.3(f)) and as to which the Appreciation is a positive number on such date shall be automatically exercised on such date for cash without any action by the grantee.

        (c) Exercise of SARs. Freestanding SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee may specify in the SAR grant. The Committee shall have discretion to at any time declare all or any portion of the freestanding SARs then outstanding to be immediately exercisable. A freestanding SAR may be exercised in accordance with its terms in whole or in part.

        (d) Nontransferability of SARs. No SAR or any interest therein shall be transferable by the grantee other than by will or by the laws of descent and distribution. During a grantee's lifetime, all SARs shall be exercisable only by such grantee or by the guardian or legal representative of the grantee.

        (e) Shareholder Rights. The holder of an SAR shall, as such, have none of the rights of a shareholder.

        (f) Termination of Employment. The Committee shall have discretion to specify in the SAR grant or an amendment thereof, provisions with respect to the period during which the SAR may be exercised following the grantee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any SAR to be exercised beyond the term of the SAR established pursuant to Section 2.3(b), except that the Committee may provide that, notwithstanding such SAR term, an SAR which is outstanding on the date of a grantee's death shall remain outstanding and exercisable for up to one year after the grantee's death.

        (g) Change of Control. Notwithstanding the exercisability schedule governing any SAR, upon the occurrence of a Change of Control (as defined in Section 6.10) all SARs outstanding at the time of such Change of Control and held by grantees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the grantee agrees otherwise in writing, shall remain exercisable for the remainder of the SAR term. In addition, the Committee may provide that if a freestanding SAR is exercised within 60 days of the occurrence of a Change of Control, in addition to the Appreciation the holder shall receive, in cash, the amount by which the greater of (a) the highest market price per Ordinary Share during the 60-day period preceding exercise of the SAR or (b) the highest price per Ordinary Share (or the cash equivalent thereof as determined by the Board of Directors) paid by an


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acquiring person during the 60-day period preceding a Change of Control, exceeds the  fair  market value of an Ordinary Share on the date of exercise of the SAR.

2.4     SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS OR SHARE APPRECIATION RIGHTS

        The Committee, either at the time of grant or at the time of exercise of any Option or tandem Share Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the optionee with respect to the exercise of any Option or tandem Share Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the income tax payable to the national government with respect to both exercise of the Option or tandem Share Appreciation Right and receipt of the Supplemental Payment, assuming the optionee is taxed at the maximum effective income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Ordinary Shares, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 days of the date of exercise of an Option or Share Appreciation Right (or, if later, within 30 days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

2.5     STATUTORY  OPTIONS

        Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant (i) incentive stock options within the meaning of Section 422 of the Code and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Share Appreciation Rights and Supplemental Payments), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. To the extent the Code and Regulations promulgated thereunder require a plan to contain specified provisions in order to qualify options for preferential tax treatment, such provisions shall be deemed to be stated in this Plan.

                        III.  RESTRICTED ORDINARY SHARES

3.1     TERMS  AND  CONDITIONS  OF  RESTRICTED  ORDINARY  SHARES  AWARDS

        Subject to the following provisions, all awards of Restricted Ordinary Shares under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

        (a) The Restricted Ordinary Shares award shall specify the number of Restricted Ordinary Shares to be awarded, the price, if any, to be paid by the recipient of the


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Restricted  Ordinary  Shares,  and  the  date  or  dates on which the Restricted
Ordinary Shares will vest. The vesting of Restricted Ordinary Shares may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

        (b) Share certificates representing the Restricted Ordinary Shares granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Ordinary Shares have vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Ordinary Shares before they have vested. No Restricted Ordinary Shares may be sold, transferred, assigned, or pledged by the employee until they have vested in accordance with the terms of the Restricted Ordinary Shares award. In the event of an employee's termination of employment before all of his Restricted Ordinary Shares have vested, or in the event other conditions to the vesting of Restricted Ordinary Shares have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the Restricted Ordinary Shares which have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Ordinary Shares vest
(and, if the employee has been issued legended certificates of Restricted Ordinary Shares, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee (or the Beneficiary designated by the employee in the event of death), free of all restrictions.

        (c) Notwithstanding the vesting conditions set forth in the Restricted Ordinary Shares award, (i) the Committee may in its discretion accelerate the vesting of Restricted Ordinary Shares at any time, and (ii) all Restricted Ordinary Shares shall vest upon a Change of Control of the Company.

3.2     PERFORMANCE  AWARDS  UNDER  SECTION  162(M)  OF  THE  CODE

        The Committee shall have the right to designate awards of Restricted Ordinary Shares as "Performance Awards." Notwithstanding any other provisions of this Article III, awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, share price, economic value added, and market value added.


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        The Performance Objectives for a  particular  Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

3.3     SUPPLEMENTAL  PAYMENT  ON  VESTING  OF  RESTRICTED  ORDINARY  SHARES

        The Committee, either at the time of grant or at the time of vesting of Restricted Ordinary Shares, may provide for a Supplemental Payment by the Company to the employee in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Ordinary Shares and receipt of the Supplemental Payment, assuming the employee is taxed at the maximum effective federal income tax rate applicable thereto and has not elected to recognize income with respect to the Restricted Ordinary Shares before the date such Restricted Ordinary Shares vest. The Supplemental Payment shall be paid within 30 days of each date that Restricted Ordinary Shares vest. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Ordinary Shares, or a combination of both, as determined by the Committee at the time of payment.

          IV.  SHARE OPTIONS OR FREESTANDING SHARE APPRECIATION RIGHTS
                                  FOR DIRECTORS

4.1     GRANT  OF  OPTIONS  OR  FREESTANDING  SARS

        Each person who becomes an Eligible Director (other than a person who first becomes an Eligible Director on the date of an annual meeting of the Company's shareholders) shall be granted, effective as of the date such person becomes an Eligible Director, (i) an Option to purchase 4,000 Ordinary Shares (the "Initial Option"), if such person is not then residing in Norway, or (ii) a freestanding SAR with respect to 4,000 Ordinary Shares (the "Initial SAR"), if such person is then residing in Norway. Each person who is or becomes an Eligible Director on the date of an annual meeting of the Company's shareholders and whose service on the Board of Directors will continue after such meeting shall be granted, effective as of the date of such meeting, (i) an Option to purchase 6,000 Ordinary Shares (the "Annual Option"), if such person is not then residing in Norway, or (ii) a freestanding SAR with respect to 6,000 Ordinary
Shares  (the  "Annual  SAR"),  if  such  person  is  then  residing  in  Norway.

4.2     TERMS  AND  CONDITIONS  OF  OPTIONS

        Each Option granted under this Article shall have the following terms and conditions:

        (a) Option Price. The option price per share shall be the closing sales price of an Ordinary Share on the date the Option is granted (or, if the Ordinary Shares are not traded on such date, on the immediately preceding date on which the Ordinary Shares are traded).

        (b) Term of Option. Each Option shall expire ten years from the date of grant, except as provided in Section 4.2(c) with respect to the death of an optionee. No Option shall be exercised after the expiration of its term.

        (c) Exercise of Options. Subject to Section 4.2(g) and the remainder of this paragraph, the Initial Option shall become exercisable in installments as follows: (1) a total of 1,333 Ordinary Shares may be purchased through exercise of the Initial Option on or after the first anniversary of the date of grant;
(2) a total of 2,666 Ordinary Shares may be purchased through exercise of the Initial Option on or after the second anniversary of the date of grant; and (3) a total of 4,000 Ordinary Shares may be purchased through exercise of the Initial Option on or after the third anniversary of the date of grant. Subject to Section 4.2(g) and the remainder of this paragraph, the Annual Option shall become exercisable in installments as follows: (1) a total of 2,000 Ordinary Shares may be purchased through exercise of the Annual Option on or after the first anniversary of the date of grant; (2) a total of 4,000 Ordinary Shares may be purchased through exercise of the Annual Option on or after the second anniversary of the date of grant; and (3) a total of 6,000 Ordinary Shares may be purchased through exercise of the Annual Option on or after the third anniversary of the date of grant. If a Participant ceases to be a Director of the Company as a result of death, disability, or retirement from the Board of Directors on his Retirement Date (as defined in Section 4.2(i)), each Option shall immediately become fully exercisable and shall remain exercisable for the remainder of its term, except that an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for a term of the greater of ten years from the date of grant or one year after the optionee's death. If a Participant ceases to be a Director of the Company for any reason not set forth in the preceding sentence, no additional portions of the Option will become exercisable, and the portion of the Option that is then exercisable shall expire if not exercised within 60 days after cessation of service as a Director. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

        (d) Payment for Shares. Payment for shares as to which an Option is exercised shall be made in cash, Ordinary Shares, by "cashless exercise," or a combination thereof, in the discretion of the Participant. Ordinary Shares delivered in payment of the Option price shall be valued at the average of the high and low prices of such Shares on the date of exercise (or, if the Ordinary Shares are not traded on such date, at the weighted average of the high and low prices on the nearest trading dates before and after such date).

        (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution.

During a Participant's lifetime, all Options shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

        (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

        (g) Change of Control. Notwithstanding any other provisions of the Plan, upon the occurrence of a Change of Control (as defined in Section 6.10) all Options outstanding at the time of such Change of Control shall become immediately exercisable and shall remain exercisable for the remainder of their term.

        (h) Tax Status. The Options granted under this Article shall be "non-qualified" options, and shall not be incentive stock options as defined in
Section  422  of  the  Code.

        (i) Retirement Date. For purposes of this Article, a Participant's Retirement Date shall mean the date on which the Participant shall be required to retire from the Board of Directors under the retirement policies of the Board of Directors as in effect on the date of the Participant's retirement.

4.3     TERMS  AND  CONDITIONS  OF  FREESTANDING  SHARE  APPRECIATION  RIGHTS

        Each Freestanding Share Appreciation Right granted under this Article shall have the following terms and conditions:

        (a) Base Price and Appreciation. The base price of the SAR shall be the closing sales price of an Ordinary Share on the date the SAR is granted (or, if the Ordinary Shares are not traded on such date, on the immediately preceding date on which the Ordinary Shares are traded). Upon exercise of an SAR, the holder shall receive, for each share with respect to which the SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value of an Ordinary Share on the date of exercise of the SAR exceeds the base price of the SAR. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the New York Stock Exchange composite tape. The
Appreciation shall be payable in cash and shall be paid within 30 days of the exercise of the SAR.

        (b) Term of SAR. Each SAR shall expire ten years from the date of grant, except as provided in Section 4.3(c) with respect to the death of a Participant. No SAR shall be exercised after the expiration of its term.

        (c) Exercise of SARs. Subject to Section 4.3(f) and the remainder of this paragraph, the Initial SAR shall become exercisable in installments as follows: (1) the Initial SAR shall be exercisable with respect to a total of 1,333 Ordinary Shares on or after the first anniversary of the date of grant;
(2) the Initial SAR shall be exercisable with respect to a total of 2,666 Ordinary Shares on or after the second anniversary of the date of grant; and (3) the Initial SAR shall be exercisable with respect to a total of 4,000 Ordinary Shares on or after the third anniversary of the date of grant. Subject to
Section 4.3(f) and the remainder of this paragraph, the Annual SAR shall become exercisable in installments as follows: (1) the Annual SAR shall be exercisable with respect to a total of 2,000 Ordinary Shares on or after the first anniversary of the date of grant;
(2) the Annual SAR shall be exercisable with respect to a total of 4,000 Ordinary Shares on or after the second anniversary of the date of grant; and (3) the Annual SAR shall be exercisable with respect to a total of 6,000 Ordinary Shares on or after the third anniversary of the date of grant. If a Participant ceases to be a Director of the Company as a result of death, disability, or retirement from the Board of Directors on his Retirement Date (as defined in Section 4.2(i)), each SAR shall immediately become fully exercisable and shall remain exercisable for the remainder of its term, except that notwithstanding the term of the SAR, an SAR which is outstanding on the date of a Participant's death shall remain outstanding and exercisable for a term of the greater of ten years from the date of grant or one year after the Participant's death. If a Participant ceases to be a Director of the Company for any reason not set forth in the preceding sentence, no additional portions of the SAR will become exercisable, and the portion of the SAR that is then exercisable shall expire if not exercised within 60 days after cessation of service as a Director. An SAR may be exercised in accordance with its terms in whole or in part.

        (d) Nontransferability of SARs. No SAR or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, all SARs shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

        (e) Shareholder Rights. The holder of an SAR shall, as such, have none of the rights of a shareholder.

        (f) Change of Control. Notwithstanding any other provisions of the Plan, upon the occurrence of a Change of Control (as defined in Section 6.10) all SARs outstanding at the time of such Change of Control shall become immediately exercisable and shall remain exercisable for the remainder of their term.

        (g)  Special  Provisions.  Notwithstanding  the  foregoing provisions of
Section 4.3, the freestanding SARs granted to Eligible Directors residing in Norway who were first elected to the Board of Directors in 1996 (and who waived the grant of an Option to which they were then entitled under the terms of the Plan as then in effect) with respect to their initial election to the Board of Directors (i) shall have a base price equal to the closing sales price of the Ordinary Shares on the date of their initial election, and (ii) shall have exercise and expiration dates determined as if such SARs had been granted on the date of their initial election.

4.4     SUPPLEMENTAL  PAYMENT  ON  EXERCISE  OF  PRIOR AWARDS OF OPTIONS OR SARS

        (a) Supplemental Payments. Within 30 days of each date that an Option or SAR granted prior to the date of this Amendment and Restatement is exercised, a Supplemental Payment shall be paid to the Participant (or to the Participant's Beneficiary in the event of death), in cash, in an amount equal to the amount necessary to pay the income tax payable to the national government where the Director resides with respect to both the exercise of such Option or SAR and receipt of the Supplemental Payment, assuming the

Participant is taxed at the maximum effective income tax rate applicable thereto; provided, however, that no such payment shall be made if the Participant has waived his right to the payment pursuant to Section 4.4(b).

        (b) Waiver. The Committee may grant an additional Option or SAR, as applicable, to any Participant who agrees in writing to waive the right to receive a supplemental cash payment under Section 4.4(a). Such Option or SAR shall be immediately exercisable. All other provisions of Section 4.2 or 4.3 will apply as though the date of acceptance of the Option or SAR were the date of grant. Notwithstanding the foregoing, however, in no event shall (i) the number of Ordinary Shares subject to this Section 4.4(b) exceed 50,000, or (ii) the number of SARs subject to this Section 4.4(b) exceed 50,000.

                           V.  CASH PERFORMANCE AWARDS

5.1     TERMS  AND  CONDITIONS  OF  CASH  PERFORMANCE  AWARDS

        A "Cash Award" is a cash bonus paid solely on account of the attainment of one or more objective performance goals that have been preestablished by the Committee. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine.
Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based on the achievement of single or multiple performance goals over a performance period established by the Committee. No employee shall receive Cash Awards during any calendar year aggregating in excess of $1 million.

5.2     PERFORMANCE  OBJECTIVES  UNDER  SECTION  162(M)  OF  THE  CODE

        The Committee shall have the right to designate Cash Awards as "Cash Performance Awards." Notwithstanding any other provisions of this Article V, awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The payment of a Cash Performance
Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, share price, economic value added, and market value added.

        The Performance Objectives for a particular Cash Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Cash Performance Award shall be made in writing.

                           VI.  ADDITIONAL PROVISIONS

6.1     GENERAL  RESTRICTIONS

        Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Ordinary Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Ordinary Shares is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Ordinary Shares thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

6.2     ADJUSTMENTS  FOR  CHANGES  IN  CAPITALIZATION

        In the event of a scheme of arrangement, reorganization, recapitalization, Ordinary Share split, Ordinary Share dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including any limitations on individual awards), in the number, price or kind of shares covered by the awards and in any outstanding awards under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

6.3     AMENDMENTS

        (a) The Board of Directors may amend the Plan from time to time. No such amendment shall require approval by the shareholders unless shareholder approval is required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Code, or by applicable law or Stock exchange requirements.

        (b) The Committee shall have the authority to amend any grant to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

        (c) If a Participant has ceased or will cease to be a Director of the Company for the convenience of the Company (as determined by the Board of Directors), the Board of Directors may amend all or any portion of such Participant's Options or SARs so as to make such Options or SARs fully exercisable and/or specify a schedule upon which they become exercisable, and/or permit all or any portion of such Options or SARs to remain exercisable for such period designated by it, but not beyond the expiration of the term established pursuant to Section 4.2(b) or 4.3(b). A Participant shall not participate in the deliberations or vote by the Board of Directors under this paragraph with respect to his Options or SARs. The exercise periods of Options or SARs established by the Board of Directors pursuant to this paragraph shall override the provisions of Section 4.2(c) or 4.3(c) to the extent inconsistent therewith.

6.4     CANCELLATION  OF  AWARDS

        Any award granted under Articles II and III of the Plan may be canceled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled award; provided, however, that the Committee may not reduce the exercise or base price of outstanding Options or SARs where the existing exercise or base price is higher than the then current market price of the Ordinary Shares.

6.5     BENEFICIARY

        An employee or Participant may file with the Company a written designation of Beneficiary, on such form as may be prescribed by the Committee, to receive any Options, SARs, Restricted Shares, Ordinary Shares and Supplemental Payments that become deliverable to the employee or Participant pursuant to the Plan after the employee's or Participant's death. An employee or Participant may, from time to time, amend or revoke a designation of Beneficiary. If no designated Beneficiary survives the employee or Participant, the executor or administrator of the employee's or Participant's estate shall be deemed to be the employee's or Participant's Beneficiary.

6.6     WITHHOLDING

        (a) Whenever the Company proposes or is required to issue or transfer Ordinary Shares under the Plan, the Company shall have the right to require the award holder to remit to the Company an amount sufficient to satisfy any applicable withholding tax liability prior to the delivery of any certificate for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any withholding tax liability.

        (b) An employee entitled to receive Ordinary Shares under the Plan who has not received a cash Supplemental Payment may elect to have the withholding tax liability (or a specified portion thereof) with respect to such Ordinary Shares satisfied by having the Company withhold from the shares otherwise deliverable to the employee Ordinary Shares having a value equal to the amount of the tax liability to be satisfied with respect to the Ordinary Shares. An election to have all or a portion of the tax liability satisfied using Ordinary Shares shall comply with such requirements as may be imposed by the Committee.

6.7     NON-ASSIGNABILITY

        Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

6.8     NON-UNIFORM  DETERMINATIONS

        Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards under Articles II and III; the form, amount and timing of such awards; the terms and provisions of such awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

6.9     NO  GUARANTEE  OF  EMPLOYMENT  OR  DIRECTORSHIP

        The grant of an award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board of Directors to nominate any Director for re-election by the Company's shareholders.

6.10     CHANGE  OF  CONTROL

         A  "Change  of  Control"  means:

        (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding ordinary shares of the Company (the "Outstanding Company Ordinary Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company or (iv) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 6.10; or

        (b) Individuals who, as of the date hereof, constitute the Board of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of the Company; provided, however, that for purposes of this Section 6.10 any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of the Company; or

        (c) Consummation of a scheme of arrangement, reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the action of the Board of the Company providing for such Business Combination; or

        (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

6.11     DURATION  AND  TERMINATION

        (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive Share option (within the meaning of Section 422 of the Code) shall be granted under the Plan after May 1, 2013, but awards granted prior to such dates may extend beyond such dates, and the terms of this Plan shall continue to apply to all awards granted hereunder.

        (b) The Board of Directors may discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any award outstanding on the date of the Plan's discontinuance or termination without the holder's written consent.

6.12     EFFECTIVE  DATE

        The Plan was originally effective May 1, 1993. The Plan was amended and restated effective March 13, 1997, March 12, 1998 and January 1, 2000. This amendment and restatement of the Plan was adopted by the Compensation Committee of the Board of Directors effective May 8, 2003, and the extension of the period during which incentive Share options may be granted and the indefinite extension of the right to grant Options and SARs to Eligible Directors was approved by the holders of a majority of issued and outstanding Ordinary Shares at the general shareholders' meeting held on the date hereof.

        IN WITNESS WHEREOF, this document has been executed effective as of May 8, 2003.

                                       TRANSOCEAN INC.



                                       By: /s/   Eric  B.  Brown
                                          -----------------------
                                          Eric  B.  Brown
                                          Senior  Vice  President,  General
                                          Counsel  &  Corporate  Secretary